VALUE AMERICA, INC.
           INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA
                                  COMMON STOCK
                                CUSIP 92038N 10 2
THIS CERTIFIES THAT
IS THE RECORD HOLDER OF
 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF
                               VALUE AMERICA, INC.
transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                                                       CHAIRMAN
                                                                      SECRETARY

     SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS,
               PREFERENCES, PRIVILEGES AND LIMITATIONS OF SHARES






COUNTERSIGNED AND REGISTERED:
                            FIRST UNION NATIONAL BANK
                                                    TRANSFER AGENT AND REGISTRAR

BY
                                                            AUTHORIZED SIGNATURE

                               VALUE AMERICA, INC.
  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations and restrictions of such preferences and/or rights as established, from time to time by the Articles of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designation thereof, may be obtained by the holder hereof upon request without charge at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
  TEN COM -- as tenants in common
  TEN ENT -- as tenants by the entireties
  JT TEN  -- as joint tenants with right of
             survivorship and not as tenants
             in common

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



  UNIF GIFT MIN ACT    --     ............... Custodian ........................
                                                                 (Cust)                     (Minor)

 --------------------------------  under Uniform Gifts to Minors
                                   Act ..............................................................
                                                            (State)
          UNIF TRF MIN ACT --  ................. Custodian (until age ................)
                                                  (Cust)
                            ............................ under Uniform Transfers
                                     (Minor)
                            to Minors Act ..............................................
                                                               (State)
----------------------------------
                     Additional abbreviations may also be used though not in the above list.
  FOR VALUE RECEIVED, ______________________________  hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                                              X
                                                                              X
                                                                        NOTICE:
Signature(s) Guaranteed
By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.